MFS(R)/SUN LIFE SERIES TRUST:

Bond Series                                 Massachusetts Investors Trust Series
Capital Appreciation Series                 Mid Cap Growth Series
Capital Opportunities Series                Mid Cap Value Series
Core Equity Series                          Money Market Series
Emerging Growth Series                      New Discovery Series
Emerging Markets Equity Series              Research Series
Global Governments Series                   Research International Series
Global Growth Series                        Strategic Growth Series
Global Total Return Series                  Strategic Income Series
Government Securities Series                Strategic Value Series
High Yield Series                           Technology Series
International Growth Series                 Total Return Series
International Value Series                  Utilities Series
Massachusetts Investors Growth Stock Series Value Series

                        Supplement to Current Prospectus:


Effective September 1, 2006, the following sentences of footnote (2) in section II entitled "Expense Summary - Expense Table" are hereby deleted:

MFS has agreed in writing to bear the expenses of each of the Mid Cap Value Series, the Strategic Value Series and the Technology Series such that "Other Expenses," determined without giving effect to the expense offset arrangements described above, for each class do not exceed 0.25% annually of the average daily net assets of that share class. These written agreements exclude management fees, distribution and service fees, taxes, extraordinary expenses, brokerage and transaction costs, and expenses associated with a series' investing activities. These written agreements will continue until at least April 30, 2007, unless earlier terminated or modified with the consent of the Board of Trustees which oversees the series.

Effective September 1, 2006, the second table in section IV entitled "Management of the Series - Investment Adviser," and the first paragraph thereafter, are restated in their entirety as follows:


MFS has agreed in writing to reduce is management fee for the following series as set forth below:

Series                        Management Fee Reduced to
Core Equity Series            0.60% annually in excess of $2.5 billion of the series' average daily net assets.

High Yield Series             0.70% annually on the first $1 billion; 0.65% annually in excess of $1 billion of the series' average daily net assets.
Massachusetts Investors       0.70% annually in excess of $1 billion of the series' average daily net assets.
Growth Stock Series

Mid Cap Growth Series         0.65% annually in excess of $2.5 billion of the series' average daily net assets.

Money Market Series           0.45% annually in excess of $500 million of the series' average daily net assets.

New Discovery Series          0.75% annually in excess of $2.5 billion of the series' average daily net assets.

Strategic Growth Series       0.60% annually in excess of $2.5 billion of the series' average daily net assets.

Strategic Income Series       0.70% annually on the first $1 billion; 0.65%
                              annually in excess of $1 billion of the series'
                              average daily net assets.

The written agreements for all of the above series except for the Massachusetts Investors Growth Stock Series and the Money Market Series were effective as of September 1, 2006, and will continue in effect until at least August 31, 2007. The written agreements for the Massachusetts Investors Growth Stock Series and the Money Market Series will continue in effect until at least April 30, 2007. These written agreements may be rescinded only upon approval of the series' Board of Trustees.

                 The date of this supplement is January 1, 2007.